Mercantile Funds, Inc.

Prime Money Market Fund

Government Money Market Fund

Tax-Exempt Money Market Fund

Limited Maturity Bond Fund

Total Return Bond Fund

Maryland Tax-Exempt Bond Fund

Intermediate Tax-Exempt Bond Fund

National Tax-Exempt Bond Fund

Growth & Income Fund

Equity Income Fund

Equity Growth Fund

Capital Opportunities Fund

International Equity Fund

Diversified Real Estate Fund

(collectively, the “Funds”)

Supplement dated June 16, 2003

to the Class A, Class B and Class C Shares

Prospectus dated September 30, 2002

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

The following bullet is to be added to the sub-section entitled “Sales Charge Waivers-Class A Shares” on page 69 of the Prospectus under the section entitled “How Sales Charges Work”:

•	Your purchase into the Fund is paid for with the proceeds of shares redeemed in the prior 120 days from another mutual fund on which an initial sales load or CDSC was paid.

Mercantile Funds, Inc.

Supplement dated June 16, 2003

to the Class A, Class B and Class C Shares

Statement of Additional Information

dated September 30, 2002 and revised April 1, 2003

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”). IT SHOULD BE READ IN CONJUNCTION WITH SUCH SAI.

The following is to be included as the last paragraph to the section entitled “Applicable Sales Charge – Class A Shares” on page 45 of the SAI under the section entitled “Additional Purchase and Redemption Information”:

From time to time, and at its discretion, the Distributor may provide up to ..50% to dealers of record for shares purchased without a sales load when the shares are purchased and paid for with the proceeds of shares redeemed in the prior 120 days from a mutual fund on which an initial sales load or CDSC was paid (other than a mutual fund managed by the Advisor or any of its affiliates).